Postretirement Benefit Plans	12 Months Ended
Dec. 31, 2013
Compensation And Retirement Disclosure [Abstract]
Postretirement Benefit Plans

9 Postretirement Benefit Plans

Pensions

Our employees participate in employee pension plans in accordance with the legal requirements, customs and the local situation in the respective countries. These are defined-benefit pension plans, defined-contribution plans and multi-employer plans.

The Company’s employees in The Netherlands participate in a multi-employer plan, implemented for the employees of the Metal and Electrical Engineering Industry (“Bedrijfstakpensioenfonds Metalektro or PME”) in accordance with the mandatory affiliation to PME effective for the industry in which NXP operates. As this affiliation is a legal requirement for the Metal and Electrical Engineering Industry it has no expiration date. This PME multi-employer plan (a career average plan) covers approximately 1,300 companies and 632,000 participants. The plan monitors its risk on an aggregate basis, not by company or participant and can therefore not be accounted for as a defined benefit plan. The pension fund rules state that the only obligation for affiliated companies will be to pay the annual plan contributions. There is no obligation for affiliated companies to fund plan deficits. Affiliated companies are also not entitled to any possible surpluses in the pension fund.

Every participating company contributes the same fixed percentage of its total pension base, being pensionable salary minus an individual offset. The Company’s pension cost for any period is the amount of contributions due for that period.

The coverage ratio of the PME plan was 103.8% as of December 31, 2013. Regulations require PME to have a coverage ratio (ratio of the plan’s assets to its obligations) of 104.3% for the total plan as of December 31, 2013, which needs to be achieved via a Recovery Plan. As the coverage ratio as of December 31, 2013 is below the path indicated in the Recovery Plan, PME has announced a reduction of pension rights of 0.5% as of December 31, 2013 and a reduction of the paid pensions of 0.5% as of April 1, 2014. The contribution rate for the mandatory scheme will increase from 27.0% (2013) to 27.1% (2014) to meet the funding requirements for the accrual of new pension rights.

PME multi-employer plan	2013	2012	2011
NXP’s contributions to the plan	51	53	59
(including employees’ contributions)	3	4	2
Average number of NXP’s active employees participating in the plan	3,133	3,229	3,256
NXP’s contribution to the plan exceeded more than 5 percent of the total contribution (as of December 31 of the plan’s year end)	No	No	No

The amount for pension costs included in the statement of operations for the year 2013 was $86 million (2012: $84 million; 2011: $90 million) of which $20 million (2012: $19 million; 2011: $16 million) represents defined-contribution plans and $45 million (2012: $47 million; 2011: $54 million) represents the PME multi-employer plans.

Defined-benefit plans

The benefits provided by defined-benefit plans are based on employees’ years of service and compensation levels. Contributions are made by the Company, as necessary, to provide assets sufficient to meet the benefits payable to defined-benefit pension plan participants.

These contributions are determined based upon various factors, including funded status, legal and tax considerations as well as local customs. The Company funds certain defined-benefit pension plans as claims are incurred.

The total cost of defined-benefit plans amounted to $21 million in 2013 (2012: $18 million; 2011: $20 million) consisting of $21 million ongoing cost (2012: $20 million; 2011: $21 million) and nil from special events resulting from restructurings, curtailments and settlements (2012: $2 million; 2011: $1 million).

The table below provides a summary of the changes in the pension benefit obligations and defined-benefit pension plan assets for 2013 and 2012, associated with the Company’s dedicated plans, and a reconciliation of the funded status of these plans to the amounts recognized in the consolidated balance sheets.

	2013	2012
Projected benefit obligation
Projected benefit obligation at beginning of year	419	342
Additions	—	—
Service cost	12	11
Interest cost	15	14
Actuarial (gains) and losses	(23)	60
Curtailments and settlements	—	(2)
Benefits paid	(24)	(18)
Exchange rate differences	7	12

Projected benefit obligation at end of year	406	419

Plan assets
Fair value of plan assets at beginning of year	162	147
Actual return on plan assets	5	14
Employer contributions	21	14
Benefits paid	(24)	(18)
Exchange rate differences	6	5

Fair value of plan assets at end of year	170	162

Funded status	(236)	(257)

Classification of the funded status is as follows
– Prepaid pension cost within other non-current assets	18	13
– Accrued pension cost within other non-current liabilities	(245)	(260)
– Accrued pension cost within accrued liabilities	(9)	(10)

Total	(236)	(257)

Accumulated benefit obligation
Accumulated benefit obligation for all Company-dedicated benefit pension plans	370	364

Plans with assets less than accumulated benefit obligation
Funded plans with assets less than accumulated benefit obligation
– Fair value of plan assets	17	24
– Accumulated benefit obligations	56	65
– Projected benefit obligations	84	85
Unfunded plans
– Accumulated benefit obligations	179	174
– Projected benefit obligations	187	194

Amounts recognized in accumulated other comprehensive income (before tax)
Total AOCI at beginning of year	22	(30)
– Net actuarial loss (gain)	(21)	52
– Exchange rate differences	1	—

Total AOCI at end of year	2	22

The weighted average assumptions used to calculate the projected benefit obligations were as follows:

	2013	2012
Discount rate	3.7%	3.5%
Rate of compensation increase	2.3%	2.4%

The weighted average assumptions used to calculate the net periodic pension cost were as follows:

	2013	2012	2011
Discount rate	3.5%	4.4%	4.3%
Expected returns on plan assets	4.0%	4.1%	4.2%
Rate of compensation increase	2.4%	3.1%	3.1%

For the Company’s major plans, the discount rate used is based on high quality corporate bonds (iBoxx Corporate Euro AA 10+).

Plans in countries without a deep corporate bond market use a discount rate based on the local sovereign rate and the plans maturity (Bloomberg Government Bond Yields).

Expected returns per asset class are based on the assumption that asset valuations tend to return to their respective long-term equilibria. The Expected Return on Assets for any funded plan equals the average of the expected returns per asset class weighted by their portfolio weights in accordance with the fund’s strategic asset allocation.

The components of net periodic pension costs were as follows:

	2013	2012	2011
Service cost	12	11	12
Interest cost on the projected benefit obligation	15	14	15
Expected return on plan assets	(7)	(6)	(6)
Amortization of net (gain) loss	1	—	—
Curtailments & settlements	—	(2)	(1)
Other	—	1	—

Net periodic cost	21	18	20

A sensitivity analysis shows that if the discount rate increases by 1% from the level of December 31, 2013, with all other variables held constant, the net periodic pension cost would increase by $2 million. If the discount rate decreases by 1% from the level of December 31, 2013, with all other variables held constant, the net periodic pension cost would decrease by $2 million.

The estimated net actuarial loss (gain) and prior service cost that will be amortized from accumulated other comprehensive income into net periodic benefit cost over the next year (2014) are $(1) million and nil, respectively.

Plan assets

The actual pension plan asset allocation at December 31, 2013 and 2012 is as follows:

	2013	2012
Asset category:
Equity securities	32%	26%
Debt securities	53%	58%
Insurance contracts	—	3%
Other	15%	13%

	100%	100%

We met our target plan asset allocation. The investment objectives for the pension plan assets are designed to generate returns that, along with the future contributions, will enable the pension plans to meet their future obligations. The investments in our major defined benefit plans largely consist of government bonds, “Level 2” Corporate Bonds and cash to mitigate the risk of interest fluctuations. The asset mix of equity, bonds, cash and other categories is evaluated by an asset-liability modeling study for our largest plan. The assets of funded plans in other countries mostly have a large proportion of fixed income securities with return characteristics that are aligned with changes in the liabilities caused by discount rate volatility. Total pension plan assets of $170 million include $157 million related to the German, Swiss and Philippine pension funds.

The following table summarizes the classification of these assets.

	2013			2012
	Level I	Level II	Level III	Level I	Level II	Level III
Equity securities	1	51	—	3	38	—
Debt securities	15	66	—	20	68	—
Other	13	7	4	13	4	3

	29	124	4	36	110	3

The Company currently expects to make cash contributions of $74 million in 2014, consisting of $4 million of employer contributions to defined-benefit pension plans, $20 million of employer contributions to defined-contribution pension plans, $43 million of employer contributions to multi-employer plans and $7 million of expected cash payments in relation to unfunded pension plans.

Estimated future pension benefit payments

The following benefit payments are expected to be made (including those for funded plans):

2014	16
2015	14
2016	15
2017	15
2018	17
Years 2019-2023	107

Postretirement benefits other than pensions

In addition to providing pension benefits, the Company provides postretirement healthcare benefits.

A curtailment gain of $8 million related to the retiree healthcare benefits in the United States is included in the consolidated statements of operations for 2013.

The accumulated postretirement benefit obligation other than pensions at the end of 2013 equals $2 million (2012: $9 million).